This is filed pursuant to Rule 497(e).
File Nos. 2-10768 and 811-00204.

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             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                   AllianceBernstein Mid-Cap Growth Fund, Inc.


August 13, 2008

As required by a policy adopted by AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund"), this is to provide you with notice of a change in the Fund's policy to invest at least 80% of its net assets in "mid cap companies", defined as those that have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. On August 7, 2008, the Board of Directors (the "Board") of the Fund approved a change to the Fund's policy to eliminate the requirement that it invest at least 80% of its net assets in "mid cap companies". The Board adopted a new policy under which the Fund will invest at least 80% of its net assets in "small and mid-cap companies," defined as companies that fall within the capitalization range between:

     o The smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500 Growth Index ($88 million as of June 30,
          2008); and

     o The greater of $6 billion or the market capitalization of the largest company in the Russell 2500 Growth Index ($10 billion as of June 30,
          2008).

The Board also approved a change of the Fund's name to AllianceBernstein Small/Mid Cap Growth Fund, Inc.

These name and policy changes will not become effective until at least 60 days after the date of this notice and are currently expected to become effective on or about November 3, 2008.